EXHIBIT 10.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of the date last indicated below on the acceptance page hereof, by and between MULTIMEDIA PLATFORMS, INC., a Nevada corporation having its principal offices at 2929 East Commercial Blvd., Suite PH-D, Fort Lauderdale, Florida 33308 (the “Company”) and Aracle SPF I, LLC or its assigns (“Purchaser”) whose name and address are set forth on the Signature Page to this Agreement.

R E C I T A L S

A. The Company desires to obtain funds from each Purchaser in order to provide working capital for marketing, acquisitions, expansion and to further the operations of the Company.

B. The Company is conducting a private bridge note offering (the “Offering”), up to

$700,000, consisting of 9% Convertible Promissory Notes substantially in the form as annexed hereto as Exhibit A, (the “Notes”) which may be voluntarily converted into shares (the “Conversion Shares”) of the Company’s common stock (the “Common Stock”) and warrants (the “Warrant”) to purchase shares of Common Stock (the “Warrant Shares” collectively, the Conversion Shares and Warrant Shares shall be referred to herein as the “Shares”), with an exercise price equal to the lesser of: (i) $0.30 or (ii) 85% of the price of the Common Stock (or Common Stock Equivalents, or conversion price of debt instruments sold in such offering) sold at the next equity or equity, debt or convertible debt financing with gross proceeds to the Company of no less than One Million Dollars ($1,000,000) following this Offering (the “Subsequent Financing”) (collectively the Notes and the Warrant shall be referred to herein as the “Securities”). The Securities will be sold as units, with each unit consisting of a Note, in the principal amount of $50,000 (the “Offering Price”) (i.e. face value based on the principal amount subscribed for) and Warrants to purchase 166,666 shares of the Common Stock, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (“☑egulation D”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act. For the purposes of this Agreement “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

B. Purchasers understand that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Units herein, and that no assurance can be made that the Company will repay the Notes, complete its business plan or, if completed, that it will be successful in doing so. Purchasers have received and examined all of the Company’s SEC Reports (as defined in Section 3.7.1).

C. The offering of Units is being made directly by the Company to accredited investors only, under Regulation S and/or Rule 506 of Regulation D of the Securities Act, as amended, on a “best efforts” basis.

D. There is no escrow agent in this offering and moneys will not be held in any segregated or secured account pending acceptance or rejection. Accordingly, there is also no minimum offering amount and your funds reflecting the Purchase Price (as hereinafter defined) will become immediately available for use by the Company and susceptible to rights of third party creditors without protection. Purchasers and third party agents will not have an opportunity to approve of a Closing / subscription acceptance, or to request refund of any moneys submitted to the Company until such time as subscriptions are accepted or rejected or a Termination Date occurs. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered with the appropriate subscription documents the Company may utilize and disburse funds and conduct a Closing and issue to Purchasers their respective Securities without any advanced consent or notice to Purchasers. The Company may reject any subscriptions in whole or in part for any reason or for no reason to return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

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AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF UNITS.

1.1 Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, Units, at a negotiated purchase price of face value, the Principal Amount of Notes and corresponding Warrants set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the “Purchaser Signature Page”), issued in such Purchaser’s name, at a purchase price of $50,000 per Unit (the “Purchase Price”). Partial Units may be accepted at the discretion of the Company.

2. CLOSING.

2.1 Date and Time. The sale of Units will take place in one or more closings (“Closing”), subject to the satisfaction of all the parties hereto of their obligations herein. The Purchasers shall submit an executed copy of this Agreement to the Company along with the Purchase Price by bank wire directly to the Company. The Closing of the sale of Units contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of, or notice to, Purchasers. Subscriptions that are not accepted will be returned with any funds (less wire fees). The Closing shall take place on or before April 21, 2015, unless otherwise extended by the Company for up to 30 days (the “Termination Date”).

2.2 No Escrow Agent. There is no escrow agent and no minimum offering amount. Purchaser understands and acknowledges that the Company may or may not raise capital other than their own subscription and, that the Company may accept subscriptions from Purchasers at any time. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to the Company with the appropriate subscription documents and their subscription received, Purchasers may not revoke their subscription. The Company may reject any subscriptions in whole or in part for any reason or for no reason and shall return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until the Termination Date of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein. All references in this Section 3 to the Notes, Conversion Shares, Warrants or Warrant Shares shall be collectively referred to as the “Securities” unless the context requires otherwise.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted. The Company and its subsidiaries have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined herein.

3.2 Capitalization. As of February 28, 2014, the Company is authorized to issue (i) 300,000,000 shares of Common Stock, of which 34,329,996 shares were issued and outstanding, (ii) 40,000,000 shares of Series A Preferred Stock, par value $0.001 per share, of which 27,212,699 shares are issued and outstanding and convert into 27,212,699 shares of Common Stock and (iii) 4,000,000 shares of Series B Preferred Stock, par value $0.001 per share, of which all 4,000,000 are issued and outstanding and convert into 4,000,000 shares of Common Stock, with no other preferred or blank check preferred stock authorized or outstanding, and with no other shares or derivative securities equities or convertible notes outstanding. The Company’s capitalization table is set forth on Schedule 3.2 annexed hereto. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, non assessable, and free of any preemptive rights. There is only one class and series of common stock of the Company, without any special series, rights, preferences or designations assigned to any particular shares of Common Stock. The Company does not have any outstanding notes, convertible debt, derivative securities or notes other than as specifically set forth in the SEC Reports.

3.3 Authorization and Enforcement. This Agreement, the Note, and Warrants and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. The Company has calculated the average percentage rate and compensation given to Purchaser in connection herewith and has determined that the interest rate offered hereby does not violate the law of the state of New York or of the State of Nevada and is fully enforceable. The Company understands that Purchaser and its management and investors have relied on the foregoing representation and warranties as well as all other representations and warranties of the Company herein in making an investment decision.

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3.4 Reservation and Valid Issuance of Securities. The Notes and Warrants have been duly and validly authorized and delivered and are fully enforceable as against the Company. The Company has reserved 1.0 times (100%) of the number of shares into which the Notes are initially convertible (the “Conversion Shares”) and for which the Warrants are initially exercisable, and shall increase the amount of shares reserved for issuance in the event of any adjustment required to satisfy the Note conversion or Warrant exercise terms from time to time. The Conversion Shares and Warrant Shares issuable upon conversion of the Notes or exercise of the Warrants have been duly and validly authorized and, upon issuance upon conversion of the Notes or due exercise of the Warrant, will be validly issued, fully paid and non-assessable. The Conversion Shares, upon issuance in connection with conversion of the Note are, and the Warrant Shares, upon issuance in accordance with the Warrants will be, free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws. The Company’s Subsidiaries (wholly or partially owned) are as listed on Schedule 3.4 annexed hereto. The shares of each Subsidiary are duly authorized, validly issued, fully paid and non assessable and held by the Company which has sole, and unencumbered marketable title and is the sole owner.

3.5 No Conflict, Breach, Violation or Default; Third Party Consents. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or Certificates of Designation or the Company’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), or (ii) any statute, rule, regulation or order of any governmental agency, self regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iii) any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement or any Transaction Document.

3.6 No Material Adverse Change. Since September 30, 2014, except as identified and described in the SEC Reports (as defined below) or in Schedule 3.6, there has not been:

(i) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-Q for the quarter ended September 30, 2014 except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect on the Company’s assets, properties, financial condition, operating results or business of the Company taken as a whole other than an effect primarily or proximately resulting from (A) changes in general economic or market conditions affecting the industry generally in which the Company operates, which changes do not disproportionately affect the Company as compared to other similarly situated participants in the industry in which the Company operates; (B) changes in applicable law or GAAP; and (C) acts of terrorism, war or natural disasters which do not disproportionately affect the Company (as such business is presently conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self regulatory agency permit or license, or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which has not had a Material Adverse Effect;

(vi) any change or amendment to borrower documents, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

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(vii) any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

(xi) any default of any indebtedness or, to the knowledge of the Company, breach of contract agreement, in each case with aggregate liabilities of greater than $50,000; or

(xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.7 SEC Reports and Financial Statements.

3.7.1 The Company has made available to each Purchaser through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since December 31, 2014 (collectively, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act, or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.7.2 Except for the pro forma financial statements, if any, the financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing and as of the date of each Closing; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.8 Securities Law Compliance. Assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 4 of this Agreement, the offer and sale of the Securities comprising the Units will constitute an exempted transaction under the Securities Act, and registration of the Conversion Shares, Warrants or Warrant Shares under the Securities Act for issuance herein is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Securities, which filings will be made in a timely manner.

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3.9 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity. For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company.

3.10 Title to Properties. Except as disclosed in the SEC Reports, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.11 Intellectual Property.

Except as provided in the SEC Reports:

(i) All Intellectual Property of the Company or its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company which is necessary for the conduct of Company’s businesses as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened.

(ii) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

(iii) The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s business. The Company has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the business of the Company.

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(iv) To the Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company which are necessary for the conduct of the Company’s business as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and the Company’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(v) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company’s business as currently conducted.

(vi) The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s business as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof, except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. Except under confidentiality obligations, there has been no material disclosure of any Confidential Information to any third party.

3.12 Environmental Matters. To the Company’s Knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is not liable for any off- site disposal or contamination pursuant to any Environmental Laws, or (iv) is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

3.13 Litigation. Except as disclosed in the SEC Reports, there are no pending material actions, suits or proceedings against or affecting the Company, or any of its properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company.

3.14 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.15 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

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3.16 Questionable Payments. To the Company’s Knowledge, none of its current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.17 Transactions with Affiliates. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.18 Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, the Company maintains, and will use commercially reasonable best efforts to maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability both in conformity with GAAP and the applicable provisions of the 1934 Act, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K for smaller reporting companies) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.

3.19 Disclosures. Except as otherwise disclosed in the Schedules annexed hereto, neither the Company nor any Person acting on any of their behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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3.20 No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3.21 Information Concerning Borrower. Except as otherwise provided in any schedule to this Agreement, the SEC Reports and Transaction Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Transaction Documents, or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company's business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

3.22 Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Purchaser.

3.23 No General Solicitation. Neither the Company, nor any of its Affiliates, nor to Company’s Knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

3.24 Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes, and Warrant Shares upon exercise of the Warrants, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

3.25 Foreign Corrupt Practices. Neither the Company, nor to the Knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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4. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser individually and not jointly hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company and its agents and representatives and affiliates and other members of the selling group (if any) and their representatives and affiliates, as third party beneficiaries hereto:

4.1 Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2 Due Execution. The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire commencing Page SP-2 appended at the end of this Agreement (the “Questionnaire”) and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3 Access to Information. Each Purchaser understands that an investment in the Securities involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment. Each Purchaser also understands that the Company has limited capital and is not profitable and will require substantial revenues or financing in order to be able to repay the Notes, and is dependent on a conversion event to satisfy its obligations thereunder. Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Securities. Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports as well as each Schedule annexed hereto, including, specifically, Schedule 3.2 which discloses the Company’s current capitalization structure, inclusive of, convertible preferred stock, warrants and options currently issued and outstanding, some of which may be at lower prices than the Conversion Price and Exercise Price of the Notes and Warrants. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares. Each Purchaser further understands that the Company is in need of substantial additional capital and would benefit from warrant or option exercises and, that (i) the exercise of existing or future warrants or options that are exercisable at prices below Conversion Price or Warrant exercise price (or which may be reduced to prices that are below said prices) and / or (ii) the conversion price of convertible preferred stock and other derivative securities in each case that may be outstanding from time to time, would have an immediate dilutive effect on the Common Stock, and would likely result in downward pressures on the Company’s stock price.

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4.4 Restricted Securities.

4.4.1 Each Purchaser has been advised that none of the Securities have been registered under the Securities Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S thereunder, and that the Company’s reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D and/or Regulation S is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire). Each Purchaser acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

4.4.2 Each Purchaser represents that such Purchaser is acquiring the Shares for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3 Each Purchaser understands and acknowledges that the certificates representing the Notes, Conversion Shares, Warrants and, if issued, the Warrant Shares, will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE BORROWER RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE BORROWER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE BORROWER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

4.4.4 Each Purchaser acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities. Each Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act. Each Purchaser understands and acknowledges that the Company was once a “shell” company and accordingly, if it becomes delinquent in filing its Securities 1934 Act reports, any Conversion Shares and Warrant Shares will become illiquid until such time as the Company becomes current in its Exchange Act reports.

4.4.5 The representations made by each Purchaser on the Questionnaire (commencing page SP-2 appended at the end hereof) and Purchaser Signature Page are true and correct.

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4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

4.6 Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the 1934 Act or otherwise purchasing with intent to control voting over the Company.

4.7 Independent Investigation. Each Purchaser in making his decision to purchase the Units herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Company.

4.8 No Advertising. Each Purchaser has not received any general solicitation or advertising regarding the offer of the Units or any of the Securities.

4.9 Certain Trading Activities. Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Each Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

4.10 Regulation S; Non-U.S. Person Status. For purposes of compliance with the Regulation S exemption for the offer and sale of the Securities to non-U.S. Persons, if the Purchaser is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S, the Purchaser represents and warrants they are a person or entity that is outside the United States, and further represents and warrants as follows:

4.10.1 The Purchaser is not acquiring the Securities for the account or benefit of a U.S. Person.

4.10.2 If the Purchaser is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

4.10.3 The Purchaser hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the Purchaser’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the Purchaser agrees to continue to comply with such laws as long as he, she or it shall hold the Investment Securities.

4.10.4 To the knowledge of the Purchaser, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Investment Securities. To the knowledge of the Purchaser, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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4.10.5 The Purchaser will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

4.10.6 The Purchaser will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

4.10.7 The Purchaser represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Purchaser understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act, and the provisions of relevant state securities laws.

4.11 Public Statements. The Purchaser agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

4.12 Acceptance or Rejection. The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

4.13 Confidential. The Purchaser acknowledges that the information made available to the Purchaser other than the SEC Reports is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

4.14 The Subscriber understands that the Notes and Warrants being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Units.

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5. COVENANTS OF BORROWER RELATING TO NOTE AND WARRANT.

5.1 Reservation of Shares. (a) The Company hereby covenants to maintain at all times while the Notes or Warrants are outstanding, reserved and authorized for issuance upon exercise of the Warrants or Conversion Shares, such number of Warrant Shares and Conversion Shares as equals 100% of the amount of shares that such Notes and Warrants are convertible into or exchangeable for at any time and from time to time. The Company hereby further agrees to take all further acts, including amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

(b) The Company covenants and agrees with the Purchasers, commencing after the initial Closing and continuing for so long as Purchasers own at least 40% of Notes and Warrants outstanding, or 40% of the Conversion Shares and Warrant Shares (as adjusted for stock splits and similar adjustments), the Company may not take the following actions without consent of the Aracle Management, LLC:

(i) make any loan or advance in excess of $25,000 to any person or entity;

(ii) guarantee any indebtedness of any person or entity other than the Company or its wholly owned subsidiaries;

(iii) make any investment in securities other than US money market funds or FDIC insured CD accounts;

(iv) incur any aggregate (except for purchase money security interests or leases) indebtedness in excess of $100,000 (other than a Subsequent Financing the terms of which may not be any more favorable to lenders therein with respect to repayment, preference, priority, security interest, due date, conversion price, warrant amount or exercise price (or other terms, such as cashless exercise), registration rights or interest rate or any other material terms than the current Note and Warrants being issued hereby to Purchasers) that is not already included in a Board-approved budget or that is part of the normal course of business, i.e. purchase of equipment etc.;

(v) enter into or modify any interested party transaction with any affiliate;

(vi) change the principal business of the Company, enter new lines of business, or exit the current line of business;

(vii) sell, assign, license, lease, pledge or encumber material technology or intellectual property except in the ordinary course of business, consistent with past practice;

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(viii) enter into any corporate strategic relationship involving the payment contribution or assignment by the Company or to the Company, of assets greater than $350,000; provided however, that any such transaction shall be prohibited unless the entity receiving consideration or with which the Company is entering into a transaction is a disinterested party and not otherwise affiliated with the Company any of its directors, officers, shareholders of more than 10% of the Company or consultants;

(ix) create a subsidiary or decide to liquidate, dissolve, wind up, merge or consolidate the Company;

(x) sell, lease, transfer, license or dispose of substantially all of the assets of the Company,

(ix) any merger, consolidation and/or sale of all or substantially all of the Company’s assets or shares.

5.2 Payment for legal Opinions and Removal of Legends. The Company shall cover all costs associated with removal of any securities act restrictive legends, including, without limitation, the cost of replacement certificates and opinion or letter of Company counsel to the transfer agent, as well as delivery costs, for all Shares and Warrant Shares.

5.3 Maximum Payments. Nothing herein shall be deemed to require that the Company pay any interest or make any payment that exceeds the maximum amount permissible by law. The Company has covenanted that it has calculated the total interest and other payments payable hereunder or under any other agreement with Wellfleet Partners, Inc. or any Purchaser or their affiliates and, as a condition to closing, has determined that the same does not exceed the legal limits provided by law. In the event that the Company determines that a payment may exceed legal limits for any reason, the Company shall first 1) repay that amount of Note or make such payments to the maximum amount that law would permit or permit the holder of the Notes to convert in whole or in part at the then prevailing rate, and then 2) submit, at its own cost, to an independent valuation consultant agreed to by the Company, as to the value of remaining consideration to be repaid under the Note.

6. COVENANTS OF THE BORROWER AND PURCHASER

6.1 Use of Proceeds. The Company shall use the proceeds of this Note solely for purposes of covering business and closing expenses towards the Company’s Subsequent Financing. The use of proceeds of the Company shall be substantially as set forth on Schedule 6.1 annexed hereto. The Company shall pay to their stock transfer agent the cost of all Warrant Share certificates and Conversion Share certificates anticipated to be issued. The Company intends to employ the remaining net proceeds (i.e. after all legal costs, commitment fees, other fees, offering costs, etc.) from the purchase and sale of the Units for purposes of working capital, marketing, acquisitions, expansion and to further the operations of the Company only and not for the repayment of any single existing debt in excess of $5,000.

6.2 Piggy Back Registration Rights. At any time following 45 days after the date hereof that the Conversion Shares, Warrants or Warrant Shares (collectively, the “Registerable Securities”) are owned by a Purchaser and there is not an effective registration statement covering all of the Registerable Securities, and if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents (the “Registration Statement”) relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registerable Securities such Purchaser requests to be registered; provided, however, that Registerable Securities may be reduced on a pro rata basis with such other securities being registered on the applicable registration statement if and to the extent that the underwriter(s) associated with the offering which is the subject of the Registration Statement believes, in good faith, that the inclusion of such Registerable Securities will have an adverse effect on the sale of the securities for which such registration statement was filed. The Company shall not be required to register any Registerable Securities pursuant to this Section 6.2 that are eligible for resale pursuant to Rule 144 promulgated by the SEC pursuant to the Act or that are the subject of a then effective registration statement; provided, that the Company’s counsel renders an opinion letter as such in favor of the Purchaser at Borrower’s expense. If any SEC guidance or FINRA regulation sets forth a limitation on the number of securities permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC or such other applicable regulatory authority for the registration of all or a greater portion of Registerable Securities), the number of Registerable Securities to be registered on such registration statement will be reduced on a pro rata basis with such other securities being registered on the applicable registration statement.

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6.2.1 Obligations and Acknowledgements of the Purchasers. In connection with the registration of the Registerable Securities pursuant to Section 6.2, each Purchaser shall have the following obligations and hereby make the following acknowledgements: (a) It shall be a condition precedent for the Company to include the Registerable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Company such information regarding itself, the Registerable Securities held by it and the intended method of disposition of the Registerable Securities held by it as shall be reasonably required to effect the registration of such Registerable Securities and (ii) shall execute such documents in connection with such registration as the Company may reasonably request; (b) each Purchaser requesting registration agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registerable Securities from such Registration Statement; and (c) each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registerable Securities being registered for resale by it, and if a Purchaser includes Registerable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

6.2.2 Registration Process. In connection with the registration of the Registerable Securities pursuant to Section 6.2, the Company shall:

(a) Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registerable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) Comply with the provisions of the Securities Act with respect to the Registerable Securities covered by the Registration Statement until the earlier of (i) such time as all of such Registerable Securities have been disposed of in accordance with the intended methods of disposition by each Purchaser as set forth in the Prospectus forming part of the Registration Statement or (ii) the date on which the Registration Statement is withdrawn;

(c) Furnish to each Purchaser and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Registerable Securities. Such documents may be made available to each Purchaser through the SEC’s EDGAR system;

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(d) Register or qualify the Registerable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Purchasers reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registerable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e) As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

(f) As promptly as practicable after becoming aware of such event, notify each Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registerable Securities in accordance with the intended methods therefore provided in the Prospectus which are customary under the circumstances; and

(h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registerable Securities to be in such denominations and registered in such names as any Purchaser may request and maintain a transfer agent for the Common Stock.

6.2.3 Obligations and Acknowledgements of the Purchasers. In connection with the registration of the Registerable Securities, each Purchaser shall have the following obligations and hereby make the following acknowledgements:

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(a) It shall be a condition precedent to the obligations of the Company to include the Registerable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Company such information regarding itself, the Registerable Securities held by it and the intended method of disposition of the Registerable Securities held by it as shall be reasonably required to effect the registration of such Registerable Securities and (ii) shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registerable Securities included in the Registration Statement. If a Purchaser notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registerable Securities of such Purchaser provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

(b) Each Purchaser agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registerable Securities from such Registration Statement;

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.2.2(e) or 6.2.2(f), such Purchaser shall immediately discontinue its disposition of Registerable Securities pursuant to the Registration Statement covering such Registerable Securities until the Purchaser’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2.2(e) and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession, of the Prospectus covering such Registerable Securities current at the time of receipt of such notice; and

(d) Each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registerable Securities being registered for resale by it, and if a Purchaser includes Registerable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

6.2.4 Expenses of Registration. All expenses (other than underwriting discounts and commissions and the fees and expenses of a Purchaser’s counsel) incurred in connection with registrations, filings or qualifications pursuant to this Section 6.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

6.2.5 Indemnification and Contribution.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of Registerable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 6.2.2(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

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(b) Indemnification by the Purchasers and Underwriters. Each Purchaser agrees, as a consequence of the inclusion of any of its Registerable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registerable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registerable Securities to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Purchaser shall not be liable under this Section 6.2.5(b) for any amount in excess of the net proceeds paid to such Purchaser in respect of Registerable Securities sold by it.

(c) Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 6.2.5 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 6.2.5 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

(d) Contribution. If the indemnification provided for in this Section

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6.2.5 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.2.5(d) were determined by pro rata allocation (even if the Purchasers or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.2.5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Limitation on Purchasers’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 6.2.5, in no event shall (i) any Purchaser have any liability under this Section 6.2.5 for any amounts in excess of the dollar amount of the proceeds actually received by such Purchaser from the sale of Registerable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registerable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registerable Securities underwritten by it and distributed pursuant to the Registration Statement.

(f) Other Liabilities. The obligations of the Company under this Section 6.2.5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6.2.5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6.2.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.2.6 Rule 144. With a view to making available to the Purchasers the benefits of Rule 144, the Company agrees to use its best efforts to:

(a) comply with the provisions of paragraph (c)(1) of Rule 144; and

(b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchasers, make available other information as required by, and so long as necessary to permit sales of, its Registerable Securities pursuant to Rule 144.

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6.2.7 Common Stock Issued Upon Stock Split, etc. The provisions of this Section 6.2 shall apply to any shares of Common Stock or any other securities issued as a dividend or distribution in respect of the Conversion Shares or the Warrant Shares, or otherwise issued in exchange for the Common Stock generally (e.g. such as a reorganization, spinoff, merger, etc.).

6.2.8 Termination of Registration Rights. The registration rights granted in this Section 6.2 shall terminate with respect to a Security upon the date such Security is first eligible to be resold pursuant to Rule 144 of the Securities Act.

6.3 Lock Up Agreement. All affiliates (which, for purposes of this section of this Agreement shall be defined as directors, executive officers, and/or owners of greater than 10% immediately prior to the first Closing) executive officers and directors of the Company inclusive of their affiliated entities that may beneficially own shares of the Company, shall execute a lock up agreement and agree to notify and file such agreement with the Company’s transfer agent to effectively impose a stop sale notice with respect to their shares of the Company, to the effect that such persons may not sell, assign, transfer, pledge or hypothecate any shares held or acquired by them, from commencement of the offering and continuing for a period of one year following the final Closing of the offering and, thereafter, sales of unregistered shares may only be made by such persons in accordance with the resale limitations set forth for them, as applicable, under Rule 144 of the Securities Act. The foregoing lock up period shall be tolled for any time period that the Borrower has not filed its reports on a timely basis as provided in Section 6.4 below. The foregoing lock-up shall be waived if both a registration statement is in effect with respect to all of the Shares and Warrant Shares and, the Company’s shares are trading with an average daily trading volume of greater than 20,000 shares per day for 10 days straight on a market operated by OTC Markets, Inc., NASDAQ, or the NYSE MKT.

6.4 Filing of Reports. Borrower shall file on a timely basis, any and all reports or amendments thereto, as it is required to file in order to remain fully current with all of its reporting obligations under the 1934 Act so as to enable sales without resale limitations one (1) year from the date of final Closing, pursuant to Rule 144, as amended. The Company shall pay for all opinions or similar letters to its transfer agent, as well as pay for all transfer agent costs, relating to the removal of the Rule 144 restrictive legend on share certificates representing the Conversion Shares or Warrant Shares. For avoidance of doubt, all references herein to filings to be made on a “timely basis” shall include and mean, any extension periods permissible under Rule 12b-25 of the Exchange Act, provided that the Company has complied with such rule, but not beyond said extension date.

6.5 Business Development Agreement. The Borrower shall have entered, at or prior to closing, into a Business Development agreement with Wellfleet Partners, Inc., which may be affiliated with one or more Purchasers, a fee of $17,500 per month for minimum of two (months) and 100,000 restricted shares of common stock.

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7. CONDITIONS

7.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Units. The obligation hereunder of the Company to close and issue and sell the Units to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived in writing by the Company at any time in its sole discretion.

7.1.1 Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser (including, for avoidance of doubt, those relating to the Questionnaire) shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

7.1.2 Performance by the Purchasers. Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

7.1.3 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.1.4 Delivery of Purchase Price. The Purchase Price for the full principal amount of Units shall be available in cleared funds and authorized by the Company in its sole and absolute discretion, for distribution on such Closing in accordance with the terms hereof.

7.1.5 Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

7.1.6 Acceptance of Securities Purchase Agreement. The Company shall have duly executed and delivered a copy of the acceptance page to the Securities Purchase Agreement for each individual Purchaser.

7.2 Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares. The obligation hereunder of the Purchasers to purchase the Units and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived in writing by the Purchasers or their management affiliates at any time in their sole discretion.

7.2.1 Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

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7.2.2 Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

7.2.3 No Suspension, Etc. Trading in the Common Stock of the Company shall not have been suspended by the SEC or a Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing). For the purposes of this Agreement, “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Markets (or any successors to any of the foregoing)

7.2.4 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.2.5 No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

7.2.6 Notes and Warrants. At the Closing, the Company shall have delivered to the Purchasers the Notes and Warrants along with all appropriate board resolutions or other necessary documentation in order to issue the Shares in such denominations as each Purchaser may request. The Company shall have paid any commitment or similar fees to Purchaser and its Management at or prior to the first Closing. The Company hereby confirms that it shall pay for all costs for any and all 144 opinion or legend removal letters for the benefit of Purchasers. The Company shall also deliver this Agreement, duly executed by the Company.

7.2.7 Secretary’s Certificate. The Company shall deliver to the Purchaser, a secretary’s certificate, dated as of the each Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Company’s Articles of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

7.2.8 Officer’s Certificate. On each Closing Date, the Company shall have delivered to the Purchaser a certificate signed by an executive officer on behalf of the Company, dated as of such first Closing Date, confirming the accuracy of the Company’s representations, warranties, and covenants as of such Closing Date, setting forth the amount of fees and total interest it believes are included as part of the issuance of the Notes (inclusive of amounts paid to Wellfleet Partners, Inc. or otherwise) that, based on the foregoing the Company does not have reason to believe that the Notes and Warrants are unenforceable for any reason, and confirming the compliance by the Company with the conditions precedent set forth in paragraph 7.2.9 as of such Closing.

7.2.9 Material Adverse Effect. No Material Adverse Effect shall have occurred at or before such Closing Date.

7.2.10 Opinion of Counsel. Counsel for the Company shall have delivered to the Purchaser, an opinion, in reasonably satisfactory form, to the effect of the due/valid issuance of all Securities, due authority, validity, binding effect of all related agreements and, no defaults or conflicts caused by this Agreement and related transactions. Notwithstanding that New York law governs this Agreement, such opinion may be given under Nevada law on the assumption that the laws of the states of New York are identical.

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8. LEGAL FEES. The Company shall, at the first closing of the offering, reimburse all legal fees, costs, and other expenses of the Purchasers, in an amount not to exceed $6,000 plus expenses and disbursements, in the aggregate.

9. MISCELLANEOUS.

9.1 Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Securities by such Purchaser in violation of the Securities Act or applicable state securities law.

9.2 Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, in the County of New York (or any federal courts having jurisdiction of such area) with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 9.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

9.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

9.4 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

9.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority of the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

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9.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by facsimile or email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:

Multimedia Platforms, Inc.

2929 East Commercial Blvd., Suite Ph-D

Fort Lauderdale, Florida 33308

Attn: Bobby Blair, Chief Executive Officer

With a copy to (which shall not constitute notice):

_____________

______________

_______________

Phone: (___)___________

Email: _________@________

If to the Purchaser: At the address set forth on the Purchaser’s Signature Page

9.8 Faxes, Electronic Mail and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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9.9 Enforcement. In addition to other remedies available in law or in equity, the Note shall be deemed and considered an irrevocable instrument for the payment of money only, enforceable on its face and by its terms in summary proceeding or, at the election of the holder thereof, a regular or other proceeding. Note holder shall be entitled to reimbursement of any and all costs and fees relating to enforcement of this Agreement or the Note or Warrant, including reimbursement of legal fees.

9.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.11 Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

9.12 Legal Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

APPLICABLE ONLY IN THE EVENT ANY UNITS ARE SOLD TO FLORIDA RESIDENTS - FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE BORROWER, AN AGENT OF THE BORROWER OR AN AUTHORIZED ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THIS SALE IS BEING MADE IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE BORROWER AT THE ADDRESS SPECIFIED HEREIN.

[signature page follows]

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[Counterpart Signature Page To Securities Purchase Agreement of

Multimedia Platforms, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - See Purchaser Signature Pages following the Questionnaire)

COMPANY

Multimedia Platforms, Inc.

(By Execution of Acceptance Page following Certificate of Signatory)

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ACCEPTANCE PAGE TO SECURITIES PURCHASE AGREEMENT OF MULTIMEDIA PLATFORMS, INC.

The foregoing subscriptions for One (2) Units, for a purchase price of $50,000 per Unit, or an aggregate Purchase Price and Principal Amount of 9% Convertible Promissory Notes of $100,000, and Common Stock Purchase Warrants to purchase 333,332 shares, in accordance with the foregoing Securities Purchase Agreement, AGREED AND ACCEPTED; provided, however, that the Company may accept additional subscriptions from time to time without consent of Purchasers until the maximum offering amount (plus the over-allotment option, if any) are accepted and Closed upon, in accordance with this Agreement:

MULTIMEDIA PLATFORMS, INC.

Date: April 22, 2015	By:
	Name:	Robert A. Blair
	Title:	Chief Executive Officer

Nevada

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